Exhibit 99.1

WOODBRIDGE GROUP NOTIFIES OFFICE DEPOT OF INTENTION TO
NOMINATE TWO DIRECTORS FOR ELECTION AT 2008 ANNUAL MEETING

Nominating Former Office Depot President and COO and Former Staples President and COO

FORT LAUDERDALE, FL — March 17, 2008 — Woodbridge Equity Fund LLLP and Levitt Corporation (NYSE: LEV), together the “Woodbridge Group,” announced today that they intend to nominate two highly-qualified director candidates for election to the board of directors of Office Depot (NYSE:ODP) at Office Depot’s 2008 annual meeting of shareholders currently scheduled to be held on April 23, 2008.  Woodbridge Group’s director nominees are Mark Begelman, the former President and Chief Operating Officer of Office Depot, and Martin E. Hanaka, the former President and Chief Operating Officer of Staples.  Woodbridge Group is nominating these candidates to serve on the board in place of Office Depot director candidates David I. Fuente and Steve Odland, Chair and Chief Executive Officer.

Alan B. Levan, the Chairman of the Board and Chief Executive Officer of Levitt Corporation and Woodbridge Capital Corporation, said, “As Office Depot shareholders, we believe Office Depot needs new representation on its board to revitalize the company and store experience and return Office Depot to a high-performance organization again.  Under the current board and management team, Office Depot has lost its vision, its competitive position in the office supply retailing space and its drive for leadership.

“Our highly-qualified nominees bring strong, relevant operating experience to the board.  They are committed to providing meaningful leadership to Office Depot and to taking immediate and aggressive action to turn around Office Depot’s business and redefine its position in the marketplace.  Specifically, we believe Office Depot needs to strengthen its management team to include leaders with significant retail experience and reassess its approach to merchandising and product development.  Further, we believe Office Depot must make commitments to customers

through enhanced leadership in key product classifications and development of new areas of differentiation.   We also see significant opportunities to strengthen the powerful Office Depot brand and invigorate the store experience and marketing strategy to drive new customers into the stores.  Most importantly, we want to ensure that Office Depot delivers stronger operational performance and greater value for all shareholders by defining, measuring, and improving all key performance indicators.”

Woodbridge Group’s director nominees for Office Depot’s 2008 annual meeting of shareholders are:

Mark Begelman

Mark Begelman, age 60, has over 10 years of management experience in the office products and supply industry and over 35 years of experience in retail merchandising.  Mr. Begelman co-founded Office Club, an office supply retailer, in 1986, opened 52 stores in 4 years and took the company public in 1989.  Mr. Begelman served as Chief Executive Officer of Office Club since he co-founded it until 1991 when Office Club merged with Office Depot, a merger in which Office Club’s shareholders received a 25% premium.  Following the merger, Mr. Begelman served as President and Chief Operating Officer of Office Depot from 1991 to 1995.  During this time, Office Depot’s revenues grew from approximately $900 million to $5.5 billion and the store base grew from approximately 127 stores to 460 stores.  Furthermore, Office Depot’s stock split three times.  After leaving Office Depot in 1995, Mr. Begelman founded Mars Music, a musical instrument retailer growing to over 52 superstores.  Following his time at Mars Music, Mr. Begelman served as President of MDB222 Inc., a management consulting firm.  Mr. Begelman was named the Financial News’ CEO of the year in 1992.  Mr. Begelman was also awarded Ernst & Young Entrepreneur of the Year two separate times, first in 1990 and then again in 1998.

Martin E. Hanaka

Martin E. Hanaka, age 58, has over 35 years of experience in retail merchandising.  He was the President and Chief Operating Officer of Staples, Inc. from 1994 to 1997 and served as a director from 1996 to 1997.  From 1998 until 2003, Mr. Hanaka was the Chief Executive Officer of The Sports Authority, Inc., where he served as Chairman of the Board from 1999 until 2004 and is currently serving as Chairman Emeritus of the Board.  Currently he is the non-executive interim Chairman of the Board of Golfsmith International Holdings, Inc.,

a golf products retailer, and he is also a director of Trans World Entertainment Corp., one of the largest specialty music and video retailers in the United States.  In addition, Mr. Hanaka currently is a principal of Retail Executions, a retailing consulting firm.  Mr. Hanaka also serves on the Board of Governors of the Boys & Girls Club of America.

The Woodbridge Group believes its director nominees will better serve Office Depot’s shareholders and urges shareholders NOT to vote for the incumbent directors on Office Depot’s proxy card.  Woodbridge urges shareholders to await receipt of the Woodbridge proxy statement and GOLD proxy card before voting.

Fried, Frank, Harris, Shriver & Jacobson LLP is serving as legal advisor to the Woodbridge Group.

For additional information, go to www.RebuildOfficeDepot.com.

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Woodbridge Equity Fund LLLP

Woodbridge Capital Corporation, a wholly-owned subsidiary of Levitt Corporation, is the general partner of, and Levitt Corporation is the limited partner of, Woodbridge Equity Fund LLLP.  Woodbridge Equity Fund LLLP is a beneficial owner of Office Depot securities and a participant in the proxy solicitation.

Levitt Corporation

Levitt Corporation, directly and through its wholly owned subsidiaries, historically has been a real estate development company.  Going forward, Levitt Corporation intends to pursue acquisitions and investments opportunistically within and outside the real estate industry.

Additional Information

Levitt Corporation and Woodbridge Equity Fund LLLP (together, the “Woodbridge Group”), and Mark Begelman and Martin E. Hanaka (together, the “Nominees” and, together with the Woodbridge Group, the “Proponents”) filed a preliminary proxy statement with the Securities and Exchange Commission on March 17, 2008 containing information about the solicitation of proxies for the 2008 Annual Meeting of the shareholders of Office Depot, Inc. (the “Company”).

Investors and security holders of the Company are urged to read the preliminary proxy statement (and, when it becomes available, the definitive proxy statement) because it contains important information.  Detailed information relating to the Proponents and Alan B. Levan, John E. Abdo and Seth Wise, who may be deemed to be participants in the solicitation of proxies from Company shareholders (collectively with the Proponents, the “Participants”), can be found in the preliminary proxy statement filed by the Proponents.  The preliminary proxy statement and other relevant documents relating to the solicitation of proxies by the Proponents are available at no charge on the SEC’s website at http://www.sec.gov.  In addition, the Proponents will provide copies of the proxy statement and other relevant documents without charge upon request.  Requests for copies should be directed to the Proponent’s proxy solicitor, Georgeson Inc. at 1-877-651-8856.

Forward-Looking Information

Some of the statements contained herein include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Some of the forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect,” “will,” “should,” “seeks” or other similar expressions. Forward-looking statements are based largely on management’s expectations and involve inherent risks and uncertainties. In addition to the risks identified below, you should refer to Levitt Corporation’s periodic and current reports filed with the United States Securities and Exchange Commission (the “SEC”) for specific risks which could cause actual results to be significantly different from those expressed or implied by those forward-looking statements.  Any number of important factors which could cause actual results to differ materially from those in the forward-looking statements include: the costs and disruption to Levitt Corporation’s business arising from the proxy contest and related litigation; the diversion of management time to issues related to the proxy contest; and risk factors associated with the business of Levitt Corporation, as described in Levitt Corporation’s periodic reports filed with the SEC, which may be viewed free of charge on the SEC’s website, www.sec.gov.

Contacts:

Steve Lipin/Nina Devlin

Brunswick Group

212.333.3810

Investors:

Georgeson

877-651-8856

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